UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	July 29, 2021

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
f an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Earnings Press Release
On July 29, 2021, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended June 27, 2021. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.
In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes certain non-GAAP financial measures. These measures include constant currency revenue growth and adjusted diluted earnings per share. Constant currency revenue growth is based upon net revenues, adjusted to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of fluctuations that do not reflect our underlying performance or business trends. Adjusted diluted earnings per share is based upon diluted earnings per share available to common stockholders, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact (net of tax) of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) other items identified in note (C) to each of the reconciliation tables set forth in the Press Release; (iv) certain expenditures associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends.
Management uses these non-GAAP financial measures to assess the Company's financial performance, make operating decisions, allocate financial resources, provide guidance on possible future results, and assist in its evaluation of period-to-period and peer comparisons. The non-GAAP measures may be useful to investors because they provide insight into management’s assessment of our business, and provide supplemental information pertinent to a comparison of period-to-period results of our ongoing operations. The non-GAAP financial measures are presented in addition to results presented in accordance with GAAP and should not be relied upon as a substitute for GAAP financial measures. Moreover, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.
The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Supplemental Financial Information
The information set forth under Item 7.01 “Regulation FD Disclosure” concerning the Supplemental Financial Information (as defined therein) is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
In connection with the conference call to be held by the Company on July 29, 2021 to discuss its financial results for the quarter ended June 27, 2021, the Company plans to reference a slide presentation, which will be made available in advance of the call through the Company’s website. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report.
The slide presentation attached hereto as Exhibit 99.2 includes supplemental financial information (the “Supplemental Financial Information”) regarding net revenues for the quarters ended March 31, 2019, June 30,

2019, September 29, 2019, December, 31, 2019, March 29, 2020 and June 28, 2020, September 27, 2020, December 31, 2020, March 28, 2021 and June 27, 2021; for the six months ended June 27, 2021; and for the years ended December 31, 2019 and 2020 that have been adjusted to exclude net revenues associated with the respiratory business divested by the Company on June 28, 2021. The Supplemental Financial Information constitutes a non-GAAP financial measure. We believe that this measure facilitates an understanding of our past operating performance exclusive of a business that will no longer impact our operating performance in future periods, and thus will enable more meaningful comparisons between past and future periods.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.2, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        99.1    Earnings Press Release, dated July 29, 2021
        99.2    Earnings Conference Call Slide Presentation
        104    The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	TELEFLEX INCORPORATED By: /s/ Thomas E. Powell Name: Thomas E. Powell Title: Executive Vice President and Chief Financial Officer

        EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated July 29, 2021
99.2	Earnings Conference Call Slide Presentation